UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2012 (April 18, 2012)

Princeton National Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

0-20050	36-3210283
(Commission File Number)	(IRS Employer Identification No.)

606 South Main Street Princeton, Illinois	61356
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (815) 875-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 23, 2012 Princeton National Bancorp, Inc. (the “Registrant”) announced it received written notice (the “Notice”) from the Listing Qualifications Staff (the “Staff”) of the NASDAQ Stock Market that the Registrant is no longer in compliance with the minimum stockholders’ equity requirement for continued listing on the NASDAQ Global Market. NASDAQ Global Market Listing Rule 5450(b)(1)(A) requires registrants to maintain a minimum of $10,000,000 in stockholders equity.

In the announcement on Form 8-K, filed April 23, 2012, the Company stated that “As disclosed in the Registrant’s fiscal year 2011 annual report on Form 10-K, filed on April 12, 2012, the Registrant’s stockholders’ equity as of December 31, 2012 did not meet this requirement.” The correct date of the stockholder’s equity measurement should have been December 31, 2011 instead of December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON NATIONAL BANCORP, INC.
(Registrant)

By:	/s/ Thomas D. Ogaard
Thomas D. Ogaard, President and
Chief Executive Officer

Dated: April 25, 2012